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                     CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the captions "Financial Highlights" and "Experts" and to the use of our report dated June 10, 1997 included in this Registration Statement (Form N-1A No. 33-40771) of Comstock Partners Fund, Inc.



                                          ERNST & YOUNG LLP


New York, New York
August 21, 1997